UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

(Date of earliest event reported): January 27, 2014

ROCAP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-178738	27-3388068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

7211 East Southern Ave., Suite 106

Mesa, Arizona 85209

(Address of principal executive office and zip code)

(213) 489-1377

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Registrant reported on January 27, 2014 that it had accepted the resignation of its Chief Executive Officer and Director, Peter Henricsson.  Mr. Henricsson resigned to pursue personal interests and had no disagreements with the Management of the Company or with its Board of Directors.  The Board of Directors appointed William Clayton as a Director and Chief Operating Officer of the Company and Gordon C. McDougall as Chief Executive Officer, President, Secretary/Treasurer and Director.

ITEM 9.01	EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 99.1	Letter of Resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCAP MARKETING, INC.

By:	/s/ Gordon C. McDougall
Gordon C. McDougall
Title:	Chief Executive Officer

Dated: January 28, 2014

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